                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - June 25, 1999


                                Data Race, Inc.
            (Exact name of registrant as specified in its charter)

                                     TEXAS
                (State or other jurisdiction of incorporation)

               0-20706                                      74-2272363
        (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)


                              12400 Network Blvd.
                           San Antonio, Texas 78249
                                (210) 263-2000
        (Address of Principal Executive Offices and Telephone Number,
                             Including Area Code)

Item 5.  Other Events.

     (a)  Completion of a Private Placement.

     On June 25, 1999, Data Race, Inc. (the "Company") completed a private placement of 2,132,955 shares of its common stock (the "Common Shares") and warrants to purchase 639,888 shares of common stock (the "Warrants") to Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd. (the "Investors"), for an aggregate price of $6,000,000. Each Investor purchased one-third of the securities issued in the private placement. The Warrants are exercisable at a price of $4.02 per share through June 25, 2001. The Company intends to use the proceeds from the private placement primarily for general corporate purposes.

     The Company has agreed to file a registration statement under the Securities Act of 1933, covering the resale of the Common Shares and the shares of common stock issuable upon exercise of the Warrants. The Company will incur certain penalties if the registration statement is not filed by July 23, 1999, or declared effective by October 23, 1999. These penalties may be paid in cash or, at the Investors' option, in common stock. In addition, if the Company issues additional shares of common stock prior to the effective date of the registration statement, then antidilution provisions contained in the securities purchase agreement may require the Company to issue additional shares of common stock to the Investors so as to prevent dilution of the Investors' investment in the Company.

     In connection with the private placement, the Company granted to the Investors a right of first refusal to purchase additional securities issued by the Company (subject to certain exceptions) prior to December 25, 1999.

     As compensation for the investment by the Investors, the Company paid to a placement agent a cash fee equal to 6% of the gross proceeds received by the Company from the Investors.

     THE SUMMARY OF THE PRIVATE PLACEMENT SET FORTH ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SECURITIES PURCHASE AGREEMENT, THE WARRANT AGREEMENTS, AND THE REGISTRATION RIGHTS AGREEMENT EXECUTED BY THE COMPANY IN CONNECTION WITH THE PRIVATE PLACEMENT. SUCH DOCUMENTS ARE FILED AS EXHIBITS TO THIS FORM 8-K.

     (b)  Approval of a Stock Plan and Bonus Plan.

     In April of 1999, the board of directors of the Company approved a consultant and advisor stock plan, a copy of which is attached as an exhibit to this Form 8-K. In addition, in February of 1999, the board of directors of the Company approved a transaction bonus plan for the benefit of designated members of senior management, a summary description of which is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

        Exhibit                         Description
        -------                         -----------

          10.1 Securities Purchase Agreement, dated June 25, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

          10.2 Registration Rights Agreement, dated June 25, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

          10.3 Warrant Agreement, dated June 25, 1999, issued to Cranshire Capital, L.P.

          10.4 Warrant Agreement, dated June 25, 1999, issued to Keyway Investments Ltd.

          10.5 Warrant Agreement, dated June 25, 1999, issued to Lionhart Investments Ltd.

          10.6     Consultant and Advisor Stock Plan

          10.7     Description of Transaction Bonus Plan

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DATA RACE, INC.


Date:  July 7, 1999                 By: /s/  Gregory T. Skalla
                                        --------------------------------
                                        Gregory T. Skalla,
                                        Vice President-Finance, Chief Financial
                                        Officer, Treasurer and Secretary

                                 EXHIBIT INDEX


        Exhibit                        Description
        -------                        -----------

        10.1 Securities Purchase Agreement, dated June 25, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

        10.2 Registration Rights Agreement, dated June 25, 1999, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., and Lionhart Investments Ltd., as the Investors

        10.3 Warrant Agreement, dated June 25, 1999, issued to Cranshire Capital, L.P.

        10.4 Warrant Agreement, dated June 25, 1999, issued to Keyway Investments Ltd.

        10.5 Warrant Agreement, dated June 25, 1999, issued to Lionhart Investments Ltd.

        10.6       Consultant and Advisor Stock Plan

        10.7       Description of Transaction Bonus Plan